                                      TSA

                                                                                           RETURN THIS FORM
                                                                                           TO YOUR COMPANY
                EQUITABLE                         EMPLOYEE                                EMPLOYEE BENEFITS
  SPECIAL RETIREMENT PRODUCTS                     APPLICATION                              DEPARTMENT
--------------------------------------------------------------------------------------------------------------------
1. EMPLOYEE INFORMATION (PLEASE PRINT)
Name                                                                                       Male   Female
----------------------------------------------------                                       -------------------------
First  MI  Last

Home Address                                                                               Telephone  Day (  )
----------------------------------------------------                                       -------------------------
                                                                                                    Night (  )
City                State                   Zip                                            State of Residence
----------------------------------------------------                                       -------------------------
Date of Birth:  Month  Day  Year                                                           SS #    -  -
----------------------------------------------------                                       -------------------------
--------------------------------------------------------------------------------------------------------------------

2. EMPLOYER INFORMATION
Name                                  Location Code
--------------------------------------------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------------------------------------------

City                                      State                                      Zip
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
3. RETIREMENT DATE
                                                                                           Month  Year
Specify the month and year in which you plan your retirement                               -------------------------
benefits to begin.
--------------------------------------------------------------------------------------------------------------------
4. INVESTMENT ALLOCATION
Indicate how your contributions are to be divided. (Use whole percents to total 100%.) Choose only among the options which are permitted for investment under your Employer Administrative
Agreement.
Equitable Investment Option                                                                Percentage
   Money Market Division                                                                                 %
   Common Stock Division                                                                                 %
   Bond Division                                                                                         %
   Balanced Division                                                                                     %
   High Yield Division                                                                                   %
   Aggressive Stock Division                                                                             %
   Global Division                                                                                       %
   Guaranteed Rate Account 1 Year                                                                        %
   Guaranteed Rate Account 3 Years                                                                       %
                                                                               Total                  100%
-------------------------------------------------------------------------------------------------------------------
                                                                                                         (Over)

                                                                                             RETURN THIS FORM TO
                                                                                             YOUR COMPANY EMPLOYEE
                                                                                             BENEFITS DEPARTMENT
---------------------------------------------------------------------------------------------------------------------------
5. SIGNATURE
Please sign your name authorizing Equitable to establish a TSA Certificate for you. I hereby authorize
Equitable to establish a TSA Certificate in accordance with the instructions given above. I have been furnished a copy of the Prospectus, (and any supplements thereto) and I am familiar with its provisions. I understand the investment objectives of the Investment Options and have determined that Equitable's TSA is suitable for my investment needs and financial situation. Further, I understand that Fund Unit Values may increase or decrease and are not guaranteed as to dollar amount (unlike the Guaranteed Rate Account). Also, I certify that a copy of a current salary reduction agreement is on file with my employer and that the above Social Security Number is correct and valid.

NOTICE TO APPLICANT: IF YOU HAVE ANY QUESTIONS, BE SURE THEY ARE
ANSWERED TO YOUR SATISFACTION BEFORE YOU SIGN AND RETURN THIS
APPLICATION.

Employee Signature ______________________________________                                    Date _____________________

Please complete BENEFICIARY DESIGNATION and TELEPHONE SERVICE
AUTHORIZATION.

--------------------------------------------------------------------------------------------------------------------------

6. BENEFICIARY DESIGNATION

I hereby designate the following person(s) to receive my TSA assets upon my death:

Beneficiary _______________________________  % _________                                     Relationship _______________

Address _______________________________________________________________________

Social Security Number _________________________________

Beneficiary _______________________________ % __________                                     Relationship _______________

Address _______________________________________________________________________

Social Security Number _________________________________

Beneficiary _______________________________ % __________                                     Relationship _______________

Address _______________________________________________________________________

Social Security Number _________________________________

If your company's TSA plan is not exempt from the requirements of the Retirement Equity Act of
1984 (REA), then a married employee's beneficiary must be his/her spouse unless the spouse consents in writing to the designation of a different beneficiary.


                                                                    (Over)

                                 CONSENT FORM
--------------------------------------------------------------------------------
IF YOU ARE MARRIED AND YOUR BENEFICIARY IS NOT YOUR SPOUSE, YOUR SPOUSE MUST SIGN THE FOLLOWING STATEMENT, WHICH MUST BE WITNESSED BY A NOTARY OR BY AN AUTHORIZED REPRESENTATIVE OF THE PLAN.


I, _______________________ , am the current spouse of ____________________,
           Name                                              Name


the Employee who is completing this form. I hereby consent by my signature appearing below to such Employee's designation of the above named beneficiary(ies), who is (are) someone other than myself and who will receive the Employee's TSA assets, if any, upon his or her death. I further acknowledge that I understand that I have the right to be named as the Employee's beneficiary and to receive the death benefit payable under the certificate, and that I hereby waive such right. I acknowledge that I understand the consequences of this waiver and consent and that I have the right to approve any subsequent beneficiary designations.


Signature of spouse _______________________________


Witnessed this __________ day of _____________________ , 19   by
_____________________ .


My commission expires


[  ] I hereby certify that I am the above-named Employee and I am not married.


  ----------------------------------------------------
                Employee's Signature


--------------------------------------------------------------------------------
Unless a special beneficiary designation is in effect at the time an account becomes payable, any amount which becomes payable to your beneficiary shall be payable to the first surviving class of the following: (1) widow or widower;
(2) surviving children: (3) the executors or administrators of the person upon whose death the payment becomes due.

--------------------------------------------------------------------------------
                                                                    (Over)

                                                          RETURN THIS FORM TO
                                                          YOUR COMPANY EMPLOYEE
                                                          BENEFITS DEPARTMENT

--------------------------------------------------------------------------------
7. TELEPHONE SERVICE AUTHORIZATION


(Complete only if permitted under your Employer Administrative Agreement) Complete this section if you would like to (A) obtain information about your account or (B) transfer money over the telephone.


I would like to make use of Equitable's toll-free telephone number to:


(A) Obtain information about my account.

    I authorize the Equitable to provide information about my account, via telephone, to any person representing himself or herself to be me and furnishing the required identification information.


Signature _________________________________   Date _____________


(B) Transfer money among the Investment Options.


    I authorize the Equitable to act on telephone transfer instructions from any person representing himself or herself to be me and furnishing the required identification information. No transfer will be made unless the correct identification information is provided. The authorization card identification information will remain in effect until revoked by me in writing.


    I UNDERSTAND THAT NO MONEY CAN BE WITHDRAWN BY TELEPHONE AND THAT THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES ("EQUITABLE") WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COSTS OR EXPENSES ARISING OUT OF TRANSFERS AUTHORIZED BY TELEPHONE AND THAT THE TELEPHONE TRANSFER SERVICE MAY BE TERMINATED BY EQUITABLE AT ANY TIME.


Signature _________________________________   Date _____________









--------------------------------------------------------------------------------
FOR EQUITABLE USE ONLY:

Name of Employer/Organization _________________________________________________

Group Account Number _______________________ Payroll Location Code ____________

          I R A PARTICIPANT ENROLLMENT
________________  ASSOCIATION (ASSOCIATION) MEMBERS RETIREMENT PROGRAM


                      AVAILABLE THROUGH THE EQUITABLE LIFE
                     ASSURANCE SOCIETY OF THE UNITED STATES
--------------------------------------------------------------------------------
PARTICIPANT            NOTE: A separate application form is needed to establish
INFORMATION                  a spouse's account.


____________________________________________________   ____  MALE  ____  FEMALE
NAME      FIRST    MI     LAST


________________________________________________________________________________
ADDRESS/NUMBER AND STREET    APT #



________________________________________________________________________________
CITY  STATE  ZIP



________________________________________________________________________________
STATE OF RESIDENCE



This is my ______  Home Address ______  Business Address

Home Telephone #: (  ) ________________  Business Telephone #:
(  ) ________________

Social Security Number  _______-____-_______

Date of Birth: Mo._____________ Day ______  Yr.______

ASSOCIATION Affiliation: ______  ASSOCIATION Member (18)
______  Employee of ASSOCIATION Affiliated Practice (27)
______  Spouse of ASSOCIATION Member or of employee (36)
--------------------------------------------------------------------------------

RETIREMENT           I understand that I may begin receiving benefits from my
DATE                 IRA as early as age 59 1/2, but not later than the end of
                     the year I reach age 70 1/2. Presently, I intend for my
                     IRA benefits to begin: (insert any date between ages
                     59 1/2 and the end of the year you become 70 1/2 to be referred to in your IRA as the "Retirement Date")

                     -------- --------
                      MONTH     YEAR


                     If you do not specify a Retirement Date, we will assume
                     retirement to be at age 65. (You can change your expected
                     retirement date whenever you wish.)
--------------------------------------------------------------------------------
BENEFICIARY          I hereby designate the following person(s) to receive my
DESIGNATION          IRA assets upon my death: (A separate statement may be
                     attached.)


BENEFICIARY(IES)  ADDRESS

                                       %
--------------------------------------------------------------------------------
                                       %
--------------------------------------------------------------------------------
                                       %
--------------------------------------------------------------------------------
I agree that if no beneficiary designation is in effect at the time an amount becomes payable, any amount which becomes payable to my beneficiary shall be payable to the first surviving class of the following: (1) widow or widower;
(2) surviving children; (3) the executors or administrators of the person upon whose death the payment becomes due.
--------------------------------------------------------------------------------

                  A.     ____      I authorize The Equitable Life Assurance Society of the
OPTIONAL                 ____      United States ("Equitable") to provide information about my
TELEPHONE                          IRA, via telephone, to any person who represents himself or
AUTHORIZATION                      herself to be me and who furnishes the required identification information.
                  B.     ____      I authorize The Equitable Life Assurance Society of the
                         ____      United States ("Equitable") to provide information about my
                                   IRA and to act on telephone instructions to transfer money among the Investment Options from any person who
                                   represents himself or herself to be me, and who furnishes the required identification information. No transfer will be made unless the correct identification information is provided. The authorization card identification information will remain in effect until revoked by me in writing.

                                   I UNDERSTAND THAT NO MONEY CAN BE
                                   WITHDRAWN BY TELEPHONE AND THAT THE
                                   EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                                   UNITED STATES ("EQUITABLE") WILL NOT BE
                                   LIABLE FOR ANY LOSS, LIABILITY, COSTS OR
                                   EXPENSES ARISING OUT OF TRANSFERS
                                   AUTHORIZED BY TELEPHONE AND THAT THE
                                   TELEPHONE TRANSFER SERVICE MAY BE
                                   TERMINATED BY EQUITABLE AT ANY TIME.

--------------------------------------------------------------------------------
SIGNATURE                I hereby authorize The Equitable Life Assurance
AND                      Society of the United States ("Equitable") to issue an
ACCEPTANCE               IRA Certificate in accordance with the instructions
                         given above. See attached IRA Tax Disclosure Booklet.

                         I have been furnished with a copy of the IRA
                         Prospectus (and any supplement to the IRA Prospectus), and I am familiar with its provisions. I understand the investment objectives of the Investment Options that I have chosen, and have determined that the IRA is a suitable investment based upon my investment needs and financial situation. Further, I understand that any Equity Division unit values may increase or decrease and are not guaranteed as to dollar amount (unlike the Guaranteed Rate Account).


                         NOTICE TO APPLICANT: IF YOU HAVE ANY QUESTIONS BE SURE THAT THEY ARE ANSWERED TO YOUR SATISFACTION BEFORE YOU SIGN AND RETURN THIS APPLICATION. PLEASE BE SURE TO COMPLETE A SEPARATE APPLICATION FOR EACH PERSON.


________________________________________________________________________________

SIGNATURE __________________________________________________  DATE ___________

--------------------------------------------------------------------------------
CONTRIBUTION         INSTRUCTIONS: Complete this information if you are making
FORM                 a current contribution to your IRA. Please make your check payable to The Equitable Life Assurance Society
                     ("Equitable") and mail to: The Equitable, Separate Account
                     No. 301, P.O. Box 182093, Columbus, Ohio 43218.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PARTICIPANT'S NAME                      SOCIAL SECURITY NUMBER


--------------------------------------------------------------------------------
ADDRESS


--------------------------------------------------------------------------------
See attached IRA Disclosure Booklet.



$ ____________________________________________________   _____________________
CONTRIBUTION                                                     DATE


INVESTMENT OPTION


Your contributions will be invested among the Investment Options in accordance with the investment allocation instructions you designate below:



Money Market Division               % __________  or     $_____________________
Common Stock Division               % __________  or     $_____________________
Bond Division                       % __________  or     $_____________________
Balanced Division                   % __________  or     $_____________________
High Yield Division                 % __________  or     $_____________________
Aggressive Stock Division           % __________  or     $_____________________
Global Division                     % __________  or     $_____________________
Guaranteed Rate Account 1 Year      % __________  or     $_____________________
Guaranteed Rate Account 3 Years     % __________  or     $_____________________
Total Contribution                          100% or      $_____________________

TAX YEAR CONSIDERATION

Enter tax year for this contribution.
19__.

If you have not yet filed your federal income tax report for last year, and your total contribution has not yet exceeded your allowable maximum for that year, you may make a contribution for last year until the tax return due date. You are responsible for keeping records of the deductible and non-deductible amounts contributed to your IRA.


------------------------------------------    -------------------------------
 SIGNATURE                                     DATE

For a rollover from a prior IRA or other qualified plan please request a special "Rollover Contribution Form." Do not use this form for rollover contributions.

For more information call toll free 1-800-992-3012 NATIONWIDE

Be sure to complete one application per person.

Return this application form to: The Equitable Life Assurance Society
                                 Separate Account No. 301
                                 P.O. Box 182093
                                 Columbus, Ohio 43218